UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2015

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 27, 2015, MPLX LP (“MPLX”), the publicly traded master limited partnership formed by Marathon Petroleum Corporation (“MPC”), entered into an Amendment Agreement (the “Amendment Agreement”) with Citibank, N.A., Wells Fargo Bank, National Association, and the other institutions named on the signature pages thereto, to amend the Credit Agreement, dated as of November 20, 2014 (the “Credit Agreement”), by and among MPLX, as borrower, Citibank, N.A., as administrative agent, each of Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Barclays Bank PLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as joint lead arrangers and joint bookrunners, Wells Fargo Bank, N.A., as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland PLC, as documentation agents, and the other lenders and issuing banks that are parties thereto. A summary of the terms of the Credit Agreement as originally entered into may be found in the Current Report on Form 8-K filed by MPLX on November 26, 2014.

The Amendment Agreement amended the Credit Agreement to, among other things, (i) increase the aggregate amount of revolving credit capacity under the Credit Agreement by $1.0 billion for total aggregate commitments of $2.0 billion, (ii) extend the term of the revolving credit facility under the Credit Agreement for a term of five years following the date of the closing of the pending acquisition of MarkWest Energy Partners, L.P. pursuant to the Agreement and Plan of Merger, dated as of July 11, 2015 (the “Merger Agreement”), by and among MPLX, MPLX GP LLC, Sapphire Holdco LLC, MarkWest Energy Partners, L.P. and for certain limited purposes set forth therein, Marathon Petroleum Corporation and (iii) replace Citibank, N.A. with Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement.

The amendments to the Credit Amendment made pursuant to the Amendment Agreement only become effective upon the satisfaction or waiver of certain conditions precedent, including the consummation of the transactions contemplated by the Merger Agreement.  A summary of the terms of the Merger Agreement may be found in the Current Report on Form 8-K filed by MPLX on July 13, 2015.  Except as set forth in the Amendment Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect.

Certain lenders that are parties to the Credit Agreement and the Amendment Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPC, MPLX and their affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Agreement, dated as of October 27, 2015, by and among MPLX LP, Citibank, N.A., Wells Fargo Bank, National Association, and the other institutions named on the signature pages thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: November 2, 2015	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title: Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10.1	Amendment Agreement, dated as of October 27, 2015, by and among MPLX LP, Citibank, N.A., Wells Fargo Bank, National Association, and the other institutions named on the signature pages thereto.